Exhibit 10.1

FIFTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of May 4, 2012, by and between the parties listed as “Lessor” on the signature page hereto, as lessors (collectively, “Lessor”), and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.                                   Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, that certain Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012 and that certain Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012 (as so amended, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.                                     Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.                                     Lessor and Lessee desire to enter into this Amendment to provide for the addition of the Additional Riverview Senior Living Community Land (defined below) to the “Leased Property” that is subject to the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.                                       Recitals.  The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2.                                       Clarification.  Solely for the purpose of clarification, the term “Land” as set forth in the Master Lease is agreed to include the real property described on Exhibit A hereto (the “Riverview Senior Living Community Land”), which real property also is identified on Exhibit A-1 to the Master Lease as “500 Centennial Drive, East Peoria, IL 61611”.

3.                                       Amendment.  The Master Lease is hereby amended to modify the term “Land” to add the real property described on Exhibit B hereto (the “Additional Riverview Senior Living Community Land”) and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s rights, title and interests in and to the Additional Riverview Senior Living Community Land and all improvements located thereon, subject to all of the terms, conditions, and provisions of the Master Lease, as it is hereby, and may be hereafter, clarified, amended, modified, restated and/or replaced.  All references in the Master Lease to “500 Centennial Drive, East Peoria, IL 61611” or to the Riverview Senior Living Community Land shall be deemed to refer to both the Riverview Senior Living Community Land and the Additional Riverview Senior Living Community Land.

4.                                       Effect of Amendment. All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.

5.                                       Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

6.                                       Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:	HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Susan M. Tate
	Name:	Susan M. Tate
	Title:	Executive Vice President

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Matthew S. Kang
	Name:	Matthew S. Kang
	Title:	Vice President

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ Matthew S. Kang
	Name:	Matthew S. Kang
	Title:	Vice President

Exhibit A

Riverview Senior Living Community Land

Fac #

510 & 542
Address
500 Centennial Dr

City/Town
East Peoria
County

Tazwell

State

IL

A part of the Southeast Quarter of Section 14 and the Northeast Quarter of Section 23, all in Township 26 North, Range 4 West of the Third Principal Meridian, being more particularly described as follows with bearings for descriptive purposes only: Commencing at the Southwest corner of the Southeast Quarter of said Section 14; thence North 00 degrees 49 minutes 39 seconds West, along the West line of the Southeast Quarter of said Section 14, a distance of 163.04 feet to a monument found; thence South 89 degrees 50 minutes 20 seconds East, a distance of 79.06 feet to a point on the Southerly right-of-way line of proposed Highview Road Extension; thence South 22 degrees 39 minutes 20 seconds East, a distance of 35.90 feet to a point; thence South 73 degrees 29 minutes 09 seconds East a distance of 440.00 feet to the point of beginning of the tract described herein; thence South 68 degrees 50 minutes 46 seconds East, a distance of 236.42 feet to a point; thence North 52 degrees 50 minutes 25 seconds East a distance of 204.52 feet to a point; thence North 48 degrees 48 minutes 09 seconds East, a distance of 183.71 feet to a point; thence North 57 degrees 14 minutes 51 seconds East, a distance of 310.50 feet to a point; thence North 63 degrees 57 minutes 16 seconds East, a distance of 178.08 feet to a point; thence North 82 degrees 36 minutes 17 seconds East a distance of 76.74 feet to a point; the last 8 courses being along the aforementioned Southerly right-of-way line of proposed Highview Road Extension; thence South 20 degrees 50 minutes 02 seconds East, a distance of 226.22 feet to a point; thence South 73 degrees 55 minutes 56 seconds East a distance of 643.12 feet to a point; thence South 14 degrees 42 minutes 38 seconds East, a distance of 182.78 feet to an iron pipe found; thence South 70 degrees 20 minutes 17 seconds West a distance of 313.27 feet to an iron pipe found; thence South 75 degrees 55 minutes 34 seconds West a distance of 218.86 feet to an iron pipe found; thence North 76 degrees 23 minutes 31 seconds West, a distance of 205.17 feet to an iron pipe found; thence South 61 degrees 24 minutes 20 seconds West, a distance of 139.38 feet to an iron pipe found; thence South 44 degrees 30 minutes 38 seconds West a distance of 219.71 feet to an iron pipe found; thence South 01 degrees 47 minutes 49 seconds West, a distance of 296.00 feet to an iron pipe set; thence North 39 degrees 23 minutes 35 seconds West a distance of 204.80 feet to an iron pipe found; thence North 89 degrees 54 minutes 41 seconds West, a distance of 250.93 feet to an iron pipe found; thence South 82 degrees 26 minutes 17 seconds West a distance of 273.04 feet to an iron pipe found; thence South 57 degrees 32 minutes 26 seconds West a distance of 224.00 feet to an iron pipe set; thence North 15 degrees 22 minutes 54 seconds East, a distance of 561.59 feet to a point; thence North 18 degrees 35 minutes 10 seconds West, a distance of 249.14 feet to the Point of Beginning, shown as Tract I on a certain Plat recorded April 18, 1983 in Plat Book “FF”, page 62, situated in Tazewell County, Illinois.

A-1

Exhibit B

Additional Riverview Senior Living Community Land

A part of Tract 2, as recorded in Plat Book “FF”, pages 62-65 at the Tazewell County Recorder’s Office, being a part of the Southeast Quarter of Section 14, Township 26 North, Range 4 West of the Third Principal Merdian, Tazewell County, Illinois, Further described as follows:

Commencing at the Southeast corner of said Southeast Quarter of Section 14, said corner reset by monument record 2008-7153 at the Tazewell County Recorder’s Office; Thence South 89 degrees 46 minutes 20 seconds West, along the South line of said Southeast Quarter, a distance of 38.71 feet to the Westerly Right of Way line of Oakwood Road; the following 3 courses are along said Westerly right of way line, thence in a Northeasterly direction on a curve concave to the Southeast, with a radius of 392.76 feet and an arc length of 124.46 feet and being subtended by a chord bearing North 22 degrees 01 minutes 00 seconds East, a distance of 123.94 feet; Thence North 31 degrees 10 minutes 14 seconds East, a distance of 33.48 feet; Thence North 19 degrees 51 minutes 22 seconds West, a distance of 25.47 feet to the Southerly right of way line of Centennial drive; the following 4 courses are along said Southerly right of way line, Thence North 58 degrees 52 minutes 19 seconds West, a distance of 38.44 feet; Thence North 71 degrees 15 minutes 51 seconds West, a distance of 205.14 feet; Thence North 74 degrees 19 minutes 07 seconds West, a distance of 409.08 feet; Thence North 80 degrees 33 minutes 23 seconds West, a distance of 233.10 feet to the point of beginning.

Thence South 00 degrees 39 minutes 42 seconds East, a distance of 254.81 feet; Thence North 73 degrees 55 minutes 10 seconds West, a distance of 200.00 feet; Thence North 20 degrees 49 minutes 56 seconds West, a distance of 226.22 feet to said Southerly right of way of Centennial Drive; the following 2 courses are along said Southerly right of way line, Thence North 82 degrees 36 minutes 23 seconds East, a distance of 111.79 feet; Thence South 80 degrees 33 minutes 23 seconds East, a distance of 161.00 feet to the Point of Beginning and containing 1.263 arces, more or less, and subject to Easements, restrictions and right of way of record. The above described tract has been surveyed and recorded in Plat Book “Ill”, page 113 at the Tazewell County Recorder’s Office.

B-1